UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

of THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2022

Intercontinental Exchange, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ICE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 22, 2022, the Sixth Amended and Restated Certificate of Incorporation (as so amended, the “Certificate of Incorporation”) and the Ninth Amended and Restated Bylaws (as so amended, the “Bylaws”) of Intercontinental Exchange, Inc. (the “Company”) became effective, which (1) provide that special meetings of the Company’s stockholders may be called at the request of stockholders of record holding in the aggregate at least 20% of the outstanding shares of the Company’s Common Stock, reducing the 50% ownership threshold required under the Company’s Fifth Amended and Restated Certificate of Incorporation and Eighth Amended and Restated Bylaws and (2) eliminate the supermajority voting provisions in the Company’s Fifth Amended and Restated Certificate of Incorporation for amending certain provisions of the Company’s certificate of incorporation and the Company’s bylaws.

The Certificate of Incorporation and Bylaws were previously approved by the Board of Directors of the Company on March 4, 2022. The Certificate of Incorporation was previously approved by the Company’s stockholders on May 13, 2022. Each of the registered national securities exchanges (including the New York Stock Exchange) that is a subsidiary of the Company is required to file proposed amendments to the Company’s certificate of incorporation and bylaws with the U.S. Securities and Exchange Commission. Each of the registered national securities exchanges that is a subsidiary of the Company has met this requirement, which permits the Company to take the final actions to make the Certificate of Incorporation and Bylaws effective. The Company filed the Certificate of Incorporation with the Secretary of State of the State of Delaware on August 22, 2022, at which time both the Certificate of Incorporation and Bylaws became effective.

The foregoing description is qualified in its entirety by reference to the full text of the Company’s Sixth Amended and Restated Certificate of Incorporation and the Company’s Ninth Amended and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Sixth Amended and Restated Certificate of Incorporation of Intercontinental Exchange, Inc., effective August 22, 2022.

3.2	Ninth Amended and Restated Bylaws of Intercontinental Exchange, Inc., effective August 22, 2022.

104	The cover page from Intercontinental Exchange, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2022	INTERCONTINETAL EXCHANGE, INC.
/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
General Counsel